UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/02/2010

LIMELIGHT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33508

Delaware	20-1677033
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2220 W. 14th Street

Tempe, AZ 85281

(Address of principal executive offices, including zip code)

(602) 850-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 2, 2010, Limelight Networks, Inc. issued a press release announcing the acquisition of Delve Networks, Inc., a privately-held provider of cloud-based video publishing and analytics services. A copy of the press release is furnished as Exhibit 99.1 herewith.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated August 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 02, 2010	By:	/S/ PHILIP C. MAYNARD
Philip C. Maynard
Senior Vice President, Chief Legal Officer & Secretary